UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 8, 2020

BUTLER NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Kansas
(State or Other Jurisdiction of Incorporation)

0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)

913-780-9595
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to Vote of Security Holders

Butler National Corporation Annual Meeting of Shareholders was held on October 6, 2020 (the "Annual Meeting"). At the Annual Meeting, 67,020,510 shares of common stock, or approximately 90% of the 74,186,262 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxies.

Set forth below are the matters acted upon by Butler National Corporation shareholders at the Annual Meeting, and the final voting results on each matter.

1.

Election of Directors. Two people were nominated by the Board of Directors for election as director of Butler National Corporation, to hold office for a three year term expiring at the 2024 annual meeting of shareholders and until his or her successors are duly elected and qualified. The nominees were incumbent directors, no other persons were nominated and the nominees were elected. There were 22,509,258 broker non-votes with respect to the nominees. The votes cast for or against, as well as abstentions with respect to the nominees were as follows:

Name of Director	Shares of Common Stock Voted For	Shares of Commons Stock Voted Against/Withheld	Abstentions
David B. Hayden	31,503,147	12,619,475	388,630
Michael J. Tamburelli	31,110,176	13,238,689	162,387

Having received a plurality of the votes cast by holders of common stock at the Annual Meeting, Mr. David B. Hayden and Mr. Michael J. Tamburelli were elected as directors.

2.

Ratification of Selection of RBSM LLP as Independent Registered Accountant. A resolution that the shareholders ratify the selection and appointment of RBSM LLP as the independent registered public accounting firm for Butler National Corporation for the year ending April 30, 2021 was submitted to, and voted upon by, the shareholders. There were 58,849,646 shares of common stock voted in favor of, and 1,780,277 shares of common stock voted against said resolution. The holders of 6,390,587 shares of common stock abstained and there were 0 broker non-votes. Having received the affirmative vote of the holders of at least a majority of shares of common stock outstanding and entitled to vote at the Annual Meeting, the appointment of RBSM LLP was ratified.

3.

Advisory Vote on Executive Compensation. An advisory vote on executive compensation was submitted to, and voted upon by, the shareholders. There were 29,930,928 shares of common stock voted in favor of, and 14,368,490 shares of common stock voted against, said resolution. The holders of 211.834 shares of common stock abstained and there were 22,509,258 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
October 8, 2020 Date	/s/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
October 8, 2020 Date	/s/ Tad M. McMahon Tad M. McMahon (Chief Financial Officer)